Exhibit 99.1

               Navigators Reports Third Quarter Results

    Business Editors/Insurance Writers

    NEW YORK--(BUSINESS WIRE)--Nov. 1, 2005--The Navigators Group, Inc. (NASDAQ:NAVG) reported a net loss of $12,725,000 or $0.99 per share for the 2005 third quarter compared to net income of $6,280,000 or $0.50 per share for the 2004 third quarter. Net income (loss) for the 2005 and 2004 third quarters includes net realized capital gains of $0.02 per share and $0.01 per share, respectively.
    The 2005 third quarter net loss includes $23,889,000 or $1.87 per share for after-tax net losses from Hurricanes Katrina and Rita. The 2004 third quarter net income was reduced by $3,346,000 or $0.26 per share for the after-tax net loss from Hurricane Ivan. The Company believes that the net loss from Hurricane Wilma, which occurred in October 2005, is not significant.
    Gross written premium and net written premium for the 2005 third quarter were $188,114,000 and $76,049,000, respectively, increases of 24% and 15% from the comparable 2004 period. Net written premium and net earned premium were each reduced by approximately $14,465,000 for the 2005 third quarter, and by approximately $2,273,000 for the 2004 third quarter, reflecting the cost of reinsurance reinstatement premiums related to recoveries for hurricane losses. The 2004 third quarter net written premium was reduced by approximately $7,400,000 of ceded reinsurance premium for a quota share reinsurance treaty not renewed on March 31, 2005.
    Net income for the nine month period ended September 30, 2005 was $8,254,000 or $0.64 per share compared to $24,230,000 or $1.91 per share for the nine month period ended September 30, 2004. Included in these results were net realized capital gains of $0.05 per share and $0.03 per share for the nine months ended September 30, 2005 and 2004, respectively.
    Gross written premium and net written premium for the nine month period ended September 30, 2005 were $595,243,000 and $286,396,000, respectively, increases of 17% and 22% from the comparable 2004 periods.
    The combined loss and expense ratios for the 2005 third quarter and nine month period were 136.7% and 105.6%, respectively, compared to 93.4% and 90.4% for the comparable 2004 periods. The combined loss and expense ratios for the 2005 third quarter and nine month period were increased by an aggregate 47.2 and 14.9 loss and expense ratio points, respectively, for the net losses from Hurricanes Katrina and Rita. The combined loss and expense ratios for the 2004 third quarter and nine month period were increased by an aggregate 6.5 and 2.2 loss and expense ratio points, respectively, for the net loss from Hurricane Ivan. Such net losses are inclusive of reinsurance recoveries and related costs for reinsurance reinstatement premiums.
    Stan Galanski, Navigators' Chief Executive Officer, commented, "Our third quarter results were impacted by offshore energy losses from Hurricanes Katrina and Rita. The fallout from these hurricanes is changing the competitive landscape for marine insurance. Navigators is well positioned to respond to this opportunity through our seasoned and disciplined underwriting teams. Aside from these two hurricane losses, our global marine business continues to perform very well.
    "Navigators Pro and Navigators Specialty both enjoyed excellent quarters, generating profitable underwriting results. Both units generated significant double digit growth on both a gross and net basis, consistent with our diversification strategy.
    "We are pleased to have completed an equity offering in October, which provides additional capital for continued profitable growth while maintaining our strong financial position."
    Consolidated cash flow from operations for the 2005 third quarter and nine month period ended September 30, 2005 was $52,041,000 and $167,947,000, respectively, compared to $48,588,000 and $141,748,000 for the comparable 2004 periods. Cash and invested assets now exceed
$1 billion.
    Net investment income for the 2005 third quarter and nine month period was $9,196,000 and $25,779,000, respectively, increases of 34% and 33% from the 2004 comparable periods. The pre-tax investment yields for both the 2005 third quarter and nine month period were 3.8%, compared to 3.5% for both comparable 2004 periods.
    Stockholders' equity was $332,915,000 or $26.02 per share at September 30, 2005 compared to $328,578,000 or $25.96 per share at December 31, 2004. Statutory surplus of Navigators Insurance Company was $239,269,000 at September 30, 2005.
    In October 2005, the Company completed a public equity offering which raised net proceeds of approximately $124 million from the sale of 3,795,000 shares of common stock, inclusive of the underwriters' over-allotment option. Approximately $120 million of the net proceeds was contributed to the capital of Navigators Insurance Company.
    The Company will hold a conference call on Wednesday, November 2, 2005 starting at 8:30 a.m. EST to discuss the third quarter's results. To access the call domestically, please dial 1-866-700-7441 using confirmation code 42927947. Internationally, the call may be accessed by dialing 617-213-8839 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the November 2nd Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.
    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.
    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of the Company's business and the important factors which may affect that business. The Company undertakes no obligation to publicly update or revise any forward-looking statement.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
               ($'s in thousands, except per share data)


                  Three  Months  Ended       Nine Months Ended
                     September 30,              September 30,
Financial         -------------------        ------------------
 Highlights          2005      2004   Change   2005      2004   Change
----------------- --------- --------- ------ -------- --------- ------

Gross written
 premium          $188,114  $151,178    24% $595,243  $508,756     17%
Net written
 premium            76,049    65,992    15%  286,396   235,616     22%

Revenues:
 Net earned
  premium           74,734    75,137    -1%  238,104   224,627      6%
 Commission
  income             1,025     1,121    -9%    3,809     3,608      6%
 Investment
  Income             9,196     6,881    34%   25,779    19,408     33%
 Net realized
  capital gains        344       271    27%      927       588     58%
 Other income          459      (127)   NM     1,826       267     NM
                  -------------------       -------------------
 Total revenues     85,758    83,283     3%  270,445   248,498      9%
                  -------------------       -------------------

Operating
 expenses:
 Net losses and loss
  adjustment expenses
  incurred          76,836    49,247    56%  176,668   138,391     28%
 Commission
  expense           11,656     8,773    33%   30,502    29,840      2%
 Other operating
  expenses          17,482    16,014     9%   52,554    44,066     19%
                  -------------------       -------------------
 Total operating
  expenses         105,974    74,034    43%  259,724   212,297     22%
                  -------------------       -------------------

Income before
 income taxes      (20,216)    9,249    NM    10,721    36,201    -70%
                  -------------------       -------------------

Income tax expense
 (benefit):
 Current            (5,605)    4,225    NM     7,636    14,184    -46%
 Deferred           (1,886)   (1,256)   NM    (5,169)   (2,213)    NM
                  -------------------       -------------------
Income tax
 expense
 (benefit)          (7,491)    2,969    NM     2,467    11,971    -79%
                  -------------------       -------------------

Net income (loss) $(12,725) $  6,280    NM  $  8,254  $ 24,230    -66%
                  ===================       ===================


Per Share Data
--------------

Net income per common
 share:
 Basic            $  (0.99) $   0.50    NM  $   0.65  $   1.93    -66%
 Diluted          $  (0.99) $   0.50    NM  $   0.64  $   1.91    -66%

Average shares outstanding:
 Basic              12,791    12,612          12,744    12,584
 Diluted            12,791    12,679          12,849    12,688

Underwriting  Ratios
--------------------
Loss Ratio           102.8%     65.5%           74.2%     61.6%
Expense Ratio         33.9%     27.9%           31.4%     28.8%
                  -------------------       -------------------
Combined Ratio       136.7%     93.4%          105.6%     90.4%


Balance Sheet Data                           Sept. 30,  Dec. 31,
------------------                             2005      2004
                                            -------------------
Stockholders' equity                        $332,915  $328,578
Book value per share                        $  26.02  $  25.96


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)

                                          September 30,  December 31,
                                              2005           2004
                                         -------------- --------------
                                ASSETS

Investments and cash:
  Fixed maturities, available-for-sale,
   at fair value (amortized cost: 2005,
   $854,288; 2004, $713,049)             $     854,621  $     722,434
  Equity securities, available-for-sale,
   at fair value (cost: 2005, $19,081;
   2004, $19,101)                               20,917         21,170
  Short-term investments, at cost which
   approximates fair value                     136,520         96,653
  Cash                                          11,806         14,676
                                         -------------- --------------
         Total investments and cash          1,023,864        854,933
                                         -------------- --------------

  Premiums in course of collection             163,156        176,720
  Commissions receivable                         3,663          3,062
  Prepaid reinsurance premiums                 146,422        130,761
  Reinsurance receivable on paid losses         46,418         20,955
  Reinsurance receivable on unpaid
   losses and loss adjustment expenses         979,107        502,329
  Federal income tax recoverable                 1,493              -
  Net deferred income tax benefit               26,164         17,348
  Deferred policy acquisition costs             32,000         23,882
  Accrued investment income                      8,638          7,303
  Goodwill                                       5,072          5,282
  Other assets                                  15,059         14,103
                                         -------------- --------------

         Total assets                    $   2,451,056  $   1,756,678
                                         ============== ==============


                 LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Reserves for losses and loss
   adjustment expenses                   $   1,526,027  $     966,117
  Unearned premium                             333,359        270,970
  Reinsurance balances payable                 180,574        143,427
  Federal income tax payable                         -          5,614
  Payable for securities purchased              27,094          3,027
  Accounts payable and other liabilities        51,087         38,945
                                         -------------- --------------
         Total liabilities                   2,118,141      1,428,100
                                         -------------- --------------

Stockholders' equity:
  Preferred stock, $.10 par value,
   authorized 1,000,000 shares, none
   issued                                            -              -
  Common stock, $.10 par value,
   20,000,000 shares authorized for 2005
   and 2004; issued and outstanding:
   12,792,257 for 2005 and 12,657,160
   for 2004                                      1,279          1,266
  Additional paid-in capital                   157,617        154,670
  Retained earnings                            171,591        163,337
  Accumulated other comprehensive income         2,428          9,305
                                         -------------- --------------
         Total stockholders' equity            332,915        328,578
                                         -------------- --------------

         Total liabilities and
          stockholders' equity           $   2,451,056  $   1,756,678
                                         ============== ==============


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)

Gross Written
 Premium:            Third Quarter               Nine Months
                  -------------------        ------------------
Insurance           2005      2004   Change    2005     2004   Change
Companies:        -------------------------- -------------------------
Marine            $ 53,084  $ 48,413    10%  $181,500  $159,412    14%
Specialty           59,307    39,025    52%   152,454   110,739    38%
Professional
 Liability          21,528    18,723    15%    60,708    51,982    17%
Assumed from
 Lloyd's              (261)    1,056    NM     (1,066)    4,398    NM
Other (includes
 run-off)               60       101    NM         90       224    NM
                  -------------------------- -------------------------
                   133,718   107,318    25%   393,686   326,755    20%
Lloyd's
 Operations:
Marine before
 Hurr.
 reinstatements     42,838    39,807     8%   163,958   168,564    -3%
Hurricane
 reinstatements      4,500         -    NM      4,500         -    NM
                  -------------------------- -------------------------
Marine              47,338    39,807    19%   168,458   168,564     0%
Professional
 Liability           3,131         -    NM      4,718         -    NM
Other                3,673     5,197   -29%    27,343    17,907    53%
                  -------------------------- -------------------------
                    54,142    45,004    20%   200,519   186,471     8%
Intercompany
 elimination           254    (1,144)   NM      1,038    (4,470)   NM
                  -------------------------- -------------------------
Total             $188,114  $151,178    24%  $595,243  $508,756    17%
                  ========================== =========================

Net Written
 Premium:             Third Quarter              Nine Months
                  -------------------        ------------------
Insurance            2005      2004  Change   2005      2004   Change
 Companies:       -------------------------- -------------------------
Marine before
 Hurr.
 reinstatements   $ 20,525  $ 17,098    20%  $ 77,336  $ 62,741    23%
Hurricane
 reinstatements     (9,147)   (1,522)   NM     (9,147)   (1,522)   NM
                   --------  --------        --------  --------
Marine              11,378    15,576   -27%    68,189    61,219    11%
Specialty           38,313    20,677    85%   107,991    60,229    79%
Professional
 Liability           9,823     6,703    47%    24,333    19,080    28%
Assumed from
 Lloyd's              (413)    1,056    NM     (1,209)    4,191    NM
Other (includes
 run-off)               (8)      892    NM         45       895    NM
                  -------------------------- -------------------------
                    59,093    44,904    32%   199,349   145,614    37%
Lloyd's
 Operations:
Marine before
 Hurr.
 reinstatements     19,920    19,692     1%    82,710    82,730     0%
Hurricane
 reinstatements     (5,318)     (751)   NM     (5,318)     (751)   NM
                  -------------------------- -------------------------
Marine              14,602    18,941   -23%    77,392    81,979    -6%
Professional
 Liability           1,231         -    NM      1,855         -    NM
Other                1,123     2,147   -48%     7,800     8,023    -3%
                  -------------------------- -------------------------
                    16,956    21,088   -20%    87,047    90,002    -3%
                  -------------------------- -------------------------
Total             $ 76,049  $ 65,992    15%   $286,396 $235,616    22%
                  ========================== =========================

Net Earned
 Premium:            Third Quarter              Nine Months
                  -------------------       -------------------
Insurance           2005      2004   Change   2005      2004   Change
 Companies:       -------------------------- -------------------------
Marine before
 Hurr.
 reinstatements   $ 23,538  $ 19,384    21% $ 66,747  $ 60,646    10%
Hurricane
 reinstatements     (9,147)   (1,522)   NM     (9,147)   (1,522)   NM
                  -------------------------- -------------------------
Marine              14,391    17,862   -19%    57,600    59,124    -3%
Specialty           31,965    22,824    40%    81,429    65,728    24%
Professional
 Liability           7,786     5,692    37%    21,493    14,199    51%
Assumed from
 Lloyd's              (356)    4,271    NM       (320)   16,554    NM
Other (includes
 run-off)               (8)      892    NM         46       901    NM
                  -------------------------- -------------------------
                    53,778    51,541     4%   160,248   156,506     2%
Lloyd's
 Operations:
Marine before
 Hurr.
 reinstatements     24,771    22,826     9%    79,961    65,669    22%
Hurricane
 reinstatements     (5,318)     (751)   NM     (5,318)     (751)   NM
                  -------------------------- -------------------------
Marine              19,453    22,075   -12%    74,643    64,918    15%
Professional
 Liability             545         -    NM        711         -    NM
Other                  958     1,521   -37%     2,502     3,203   -22%
                  -------------------------- -------------------------
                    20,956    23,596   -11%    77,856    68,121    14%
                  -------------------------- -------------------------
Total             $ 74,734  $ 75,137    -1%  $238,104  $224,627     6%
                  ========================== =========================


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                          September 30, 2005
                          ($'s in thousands)

                    Insurance   Lloyd's  Navigators Parent &
                    Companies Operations  Agencies  Other(1)   Total
                    --------------------------------------------------
Gross premium
 written            $133,718  $  54,142             $   254  $188,114
Net premium
 written              59,093     16,956                   -    76,049

Revenues:
Net earned premium    53,778     20,956                   -    74,734
Commission income          -        534  $   7,858   (7,367)    1,025
Investment Income      7,692      1,439          2       63     9,196
Net realized
 capital gains /
 (losses)                401        (57)         -        -       344
Other income              31        246        182        -       459
                    --------------------------------------------------
Total revenues        61,902     23,118      8,042   (7,304)   85,758
                    --------------------------------------------------

Operating
 expenses:
Net losses and
 loss adjustment
 expenses             47,332     29,504          -        -    76,836
Commission expense    13,068      5,191          -   (6,603)   11,656
Other operating
 expenses              2,449      4,670      9,787      576    17,482
                    --------------------------------------------------
Total operating
 expenses             62,849     39,365      9,787   (6,027)  105,974
                    --------------------------------------------------

Income (loss)           (947)   (16,247)    (1,745)  (1,277)  (20,216)
 before income tax
 expense (benefit)
Income tax expense
 (benefit)              (894)    (5,687)      (464)    (446)   (7,491)
                    --------------------------------------------------
Net Income (loss)   $    (53) $ (10,560) $  (1,281) $  (831) $(12,725)
                    ==================================================

Loss and loss
 expenses ratio         88.0%     140.8%                       102.8%
Commission expense
 ratio                  24.3%      24.8%                        24.4%
Other operating
 expense ratio           4.6%      22.3%                         9.5%
                    ---------------------                    ---------
Combined ratio         116.9%     187.9%                       136.7%
                    =====================                    =========

Notes: (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                          September 30, 2004
                          ($'s in thousands)

                    Insurance   Lloyd's  Navigators Parent &
                    Companies Operations  Agencies  Other(1)   Total
                    --------------------------------------------------
Gross premium
 written            $107,318  $  45,004             $(1,144) $151,178
Net premium written   44,904     21,088                   -    65,992

Revenues:
Net earned premium    51,541     23,596                   -    75,137
Commission income          -        300  $   7,797   (6,976)    1,121
Investment Income      6,225        649          2        5     6,881
Net realized
 capital gains /
 (losses)                326        (55)         -        -       271
Other income              (7)      (378)       258        -      (127)
                    --------------------------------------------------
Total revenues        58,085     24,112      8,057   (6,971)   83,283
                    --------------------------------------------------

Operating expenses:
Net losses and loss
 adjustment
 expenses             35,401     13,846          -        -    49,247
Commission expense    11,682      4,067          -   (6,976)    8,773
Other operating
 expenses              1,780      3,425      9,616    1,193    16,014
                    --------------------------------------------------
Total operating
 expenses             48,863     21,338      9,616   (5,783)   74,034
                    --------------------------------------------------

Income (loss)          9,222      2,774     (1,559)  (1,188)    9,249
 before income tax
 expense (benefit)
Income tax expense
 (benefit)             2,871        971       (460)    (413)    2,969
                    --------------------------------------------------
Net Income (loss)   $  6,351  $   1,803  $  (1,099) $  (775) $  6,280
                    ==================================================

Loss and loss
 expenses ratio         68.7%      58.7%                         65.5%
Commission expense
 ratio                  22.7%      17.2%                         21.0%
Other operating
 expense ratio           3.4%      14.5%                          6.9%
                    ---------------------                    ---------
Combined ratio          94.8%      90.4%                         93.4%
                    =====================                    =========

Notes: (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                           Nine Months Ended
                          September 30, 2005
                          ($'s in thousands)


                Insurance    Lloyd's   Navigators  Parent &
                Companies  Operations   Agencies   Other (1)   Total
                ------------------------------------------------------
Gross premium
 written         $393,686   $200,519               $ 1,038   $595,243
Net premium
 written          199,349     87,047                     -    286,396

Revenues:
Net earned
 premium          160,248     77,856                     -    238,104
Commission income       -      1,161     $29,039   (26,391)     3,809
Investment Income  22,032      3,642           5       100     25,779
Net realized
 capital gains /
 (losses)           1,348       (421)          -         -        927
Other income          238        875         713         -      1,826
                ------------------------------------------------------
Total revenues    183,866     83,113      29,757   (26,291)   270,445
                ------------------------------------------------------

Operating expenses:
Net losses and
 loss adjustment
 expenses         114,856     61,812           -         -    176,668
Commission
 expense           39,522     14,905           -   (23,925)    30,502
Other operating
 expenses           6,570     13,741      31,946       297     52,554
                ------------------------------------------------------
Total operating
 expenses         160,948     90,458      31,946   (23,628)   259,724
                ------------------------------------------------------

Income (loss)
 before income
 tax expense
 (benefit)         22,918     (7,345)     (2,189)   (2,663)    10,721
Income tax expense
 (benefit)          6,550     (2,571)       (581)     (931)     2,467
                ------------------------------------------------------
Net Income
 (loss)          $ 16,368   $ (4,774)    $(1,608)  $(1,732)  $  8,254
                ======================================================

Loss and loss
 expenses ratio      71.7%      79.4%                            74.2%
Commission expense
 ratio               24.7%      19.1%                            22.9%
Other operating
 expense ratio        4.0%      17.7%                             8.5%
                 --------------------                       ----------
Combined ratio      100.4%    116.2%                            105.6%
                 ====================                       ==========

Notes: (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                           Nine Months Ended
                          September 30, 2004
                          ($'s in thousands)


               Insurance    Lloyd's   Navigators   Parent &
               Companies  Operations   Agencies    Other (1)   Total
               -------------------------------------------------------
Gross premium
 written         $326,755   $186,471               $(4,470)  $508,756
Net premium
 written          145,614     90,002                     -    235,616

Revenues:
Net earned
 premium          156,506     68,121                     -    224,627
Commission income       -        863     $23,884   (21,139)     3,608
Investment Income  17,538      1,844           6        20     19,408
Net realized
 capital gains        707       (119)          -         -        588
Other income            6       (368)        629         -        267
               -------------------------------------------------------
Total revenues    174,757     70,341      24,519   (21,119)   248,498
               -------------------------------------------------------

Operating expenses:
Net losses and
 loss adjustment
 expenses         100,669     37,722           -         -    138,391
Commission
 expense           39,069     11,910           -   (21,139)    29,840
Other operating
 expenses           3,967      9,654      27,314     3,131     44,066
               -------------------------------------------------------
Total operating
 expenses         143,705     59,286      27,314   (18,008)   212,297
               -------------------------------------------------------
Income (loss) before
 income tax expense
 (benefit)         31,052     11,055      (2,795)   (3,111)    36,201
Income tax expense
 (benefit)          9,892      3,869        (852)     (938)    11,971
               -------------------------------------------------------
Net Income
 (loss)          $ 21,160   $  7,186     $(1,943)  $(2,173)  $ 24,230
               =======================================================

Loss and loss
 expenses ratio      64.3%      55.4%                            61.6%
Commission expense
 ratio               25.0%      17.5%                            22.7%
Other operating
 expense ratio        2.5%      14.2%                             6.1%
               ----------------------                       ----------
Combined ratio       91.8%     87.1%                             90.4%
               ======================                       ==========

Notes: (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                         Three Months Ended September 30, 2005
                  ----------------------------------------------------

                     Net   Losses                   Combined Ratio
Insurance          Earned  and LAE  Underwriting ---------------------
 Companies:       Premium  Incurred   Expenses    Loss  Expense Total
                 -----------------------------------------------------
Marine           $ 14,391  $23,850       $3,914  165.7%  27.1%  192.8%
Specialty          31,965   19,184        8,985   60.0%  28.1%   88.1%
Professional
 Liability          7,786    5,205        2,451   66.9%  31.5%   98.4%
Assumed from
 Lloyd's             (356)    (575)         170     NM     NM      NM
Other (includes
 run-off)              (8)    (332)          (3)    NM     NM      NM
                 -----------------------------------------------------
                   53,778   47,332       15,517   88.0%  28.9%  116.9%
Lloyd's
 Operations        20,956   29,504        9,861  140.8%  47.0%  187.8%
                 -----------------------------------------------------
Total            $ 74,734  $76,836      $25,378  102.8%  33.9%  136.7%
                 =====================================================

                      Effect of Hurrs. Katrina and Rita on the Three
                                 Months Ended Sept. 30, 2005
                 -----------------------------------------------------
Marine           $ (9,147) $ 7,430      $     -   96.0%  10.6%  106.5%
Lloyd's Operations (5,318)  14,858            -   85.0%   9.5%   94.6%
                 -----------------------------------------------------
Total            $(14,465) $22,288      $     -   41.7%   5.5%   47.2%
                 =====================================================


                           Three Months Ended September 30, 2004
                 -----------------------------------------------------

                     Net    Losses                  Combined Ratio
Insurance          Earned  and LAE  Underwriting ---------------------
 Companies:       Premium Incurred   Expenses    Loss  Expense  Total
                 -----------------------------------------------------
Marine           $ 17,862  $13,222      $ 4,785   74.0%  26.8%  100.8%
Specialty          22,824   15,749        6,516   69.0%  28.5%   97.5%
Professional
 Liability          5,692    3,450          915   60.6%  16.1%   76.7%
Assumed from
 Lloyd's            4,271    1,997        1,241   46.7%  29.1%   75.8%
Other (includes
 run-off)             892      983            5  110.2%   0.6%  110.8%
                 -----------------------------------------------------
                   51,541   35,401       13,462   68.7%  26.1%   94.8%
Lloyd's
 Operations        23,596   13,846        7,492   58.7%  31.7%   90.4%
                 -----------------------------------------------------
Total            $ 75,137  $49,247      $20,954   65.5%  27.9%   93.4%
                 =====================================================

                      Effect of Hurricane Ivan on the Three Months
                                  Ended Sept. 30, 2004
                ------------------------------------------------------
Marine           $ (1,522) $ 1,598      $     -   14.1%   2.1%   16.2%
Lloyd's Operations   (751)   1,276            -    7.1%   0.9%    8.0%
                ------------------------------------------------------
Total            $ (2,273) $ 2,874      $     -    5.6%   0.9%    6.5%
                ======================================================


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                          Nine Months Ended September 30, 2005
                 -----------------------------------------------------

                    Net    Losses                  Combined Ratio
Insurance         Earned   and LAE  Underwriting ---------------------
 Companies:       Premium Incurred   Expenses    Loss  Expense Total
                 -----------------------------------------------------
Marine           $ 57,600 $ 52,461      $15,026   91.1%  26.1%  117.2%
Specialty          81,429   49,639       24,736   61.0%  30.3%   91.3%
Professional
 Liability         21,493   14,676        6,378   68.3%  29.7%   98.0%
Assumed from Lloyd's (320)    (890)         476     NM     NM      NM
Other (includes
 run-off)              46   (1,030)        (524)    NM     NM      NM
                 -----------------------------------------------------
                  160,248  114,856       46,092   71.7%  28.7%  100.4%
Lloyd's
 Operations        77,856   61,812       28,646   79.4%  36.8%  116.2%
                 -----------------------------------------------------
Total            $238,104 $176,668      $74,738   74.2%  31.4%  105.6%
                 =====================================================

                      Effect of Hurrs. Katrina and Rita on the Nine
                                Months Ended Sept. 30, 2005
                 -----------------------------------------------------
Marine           $ (9,147) $ 7,430      $     -   23.6%   3.7%   27.2%
Lloyd's Operations (5,318)  14,858            -   22.9%   2.4%   25.3%
                 -----------------------------------------------------
Total            $(14,465) $22,288      $     -   13.1%   1.8%   14.9%
                 =====================================================


                        Nine Months Ended September 30, 2004
                 -----------------------------------------------------

                    Net   Losses                    Combined Ratio
Insurance         Earned  and LAE   Underwriting ---------------------
 Companies:       Premium Incurred   Expenses    Loss   Expense  Total
                 -----------------------------------------------------
Marine           $ 59,124 $ 37,691      $16,044   63.7%  27.2%   90.9%
Specialty          65,728   44,551       19,361   67.8%  29.5%   97.3%
Professional
 Liability         14,199    8,581        2,661   60.4%  18.7%   79.1%
Assumed from
 Lloyd's           16,554    8,942        4,963   54.0%  30.0%   84.0%
Other (includes
 run-off)             901      904            7  100.3%   0.8%  101.1%
                 -----------------------------------------------------
                  156,506  100,669       43,036   64.3%  27.5%   91.8%
Lloyd's
 Operations        68,121   37,722       21,564   55.4%  31.7%   87.1%
                 -----------------------------------------------------
Total            $224,627 $138,391      $64,600   61.6%  28.8%   90.4%
                 =====================================================

                   Effect of Hurricane Ivan on the Nine Months Ended
                                   Sept. 30, 2004
                 -----------------------------------------------------
Marine           $ (1,522) $ 1,598      $     -    4.2%   0.8%    5.0%
Lloyd's Operations   (751)   1,276            -    2.5%   0.3%    2.8%
                 -----------------------------------------------------
Total            $ (2,273) $ 2,874      $     -    1.9%   0.3%    2.2%
                 =====================================================


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                           Net Loss Reserves
                          ($'s in thousands)


                                                9/30/2005  12/31/2004
                                             ------------- -----------
Insurance Companies:
       Marine                                    $154,800    $130,439
       Specialty                                  179,443     150,347
       Professional Liability                      30,926      19,001
       Assumed from Lloyd's Operations             28,578      37,790
       Other (primarily run-off business)          19,330      22,512
                                             ------------- -----------
       Total Insurance Companies                  413,077     360,089
                                             ------------- -----------
Lloyd's Operations:
       Marine                                     123,642      99,565
       Other                                       10,201       4,134
                                             ------------- -----------
       Total Lloyd's Operations                   133,843     103,699
                                             ------------- -----------

       Total net loss reserves                   $546,920    $463,788
                                             ============= ===========

Total net case loss reserves                     $205,161    $189,746
Total net IBNR loss reserves                      341,759     274,042
                                             ------------- -----------

       Total net loss reserves                   $546,920    $463,788
                                             ============= ===========

                  Asbestos & Environmental Claim Data
                          ($'s in thousands)

                                          Nine Months Ended
                                          September 30, 2005

                                   Asbestos  Environmental    Total
                                   --------- ------------- -----------
Gross of Reinsurance
     Beginning reserve              $78,421        $7,513     $85,934
     Incurred loss & LAE                479         3,787       4,266
     Calendar year payments           4,101         2,779       6,880
                                    -------- ------------- -----------
     Ending reserves                $74,799        $8,521     $83,320
                                    ======== ============= ===========

Net of Reinsurance
     Beginning reserve              $31,394        $1,494     $32,888
     Incurred loss & LAE                356         1,206       1,562
     Calendar year payments           1,529         1,228       2,757
                                    -------- ------------- -----------
     Ending reserves                $30,221        $1,472     $31,693
                                    ======== ============= ===========
Outstanding Claim Count                 146           119         265
                                    ======== ============= ===========




    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio, 914-933-6088
             Executive Vice President
             and Chief Financial Officer
             pmalvasio@navg.com
             www.navg.com